UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2026
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LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

954 Villa Street, Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 19, 2026, LegalZoom.com, Inc. (“LegalZoom”) issued a press release announcing its results of operations for the year ended December 31, 2025. A copy of that press release is furnished as Exhibit 99.1 to this report.
The information furnished pursuant to Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless LegalZoom specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 7.01 Regulation FD Disclosure.
Also on February 19, 2026, LegalZoom updated its investor presentation and supplemental financial report, which contain financial results and related information regarding LegalZoom. The investor presentation and supplemental financial report are available on LegalZoom’s Investor Relations website at https://investors.legalzoom.com.

Item 8.01 Other Events.

Also on February 19, 2026, LegalZoom announced that its Board of Directors approved a $100.0 million increase in LegalZoom’s stock repurchase program. Repurchases pursuant to LegalZoom’s stock repurchase program may be made from time to time, based on market conditions, legal requirements and other corporate considerations, through any manner, including open market transactions, accelerated stock repurchase agreements, or privately negotiated transactions with third parties, and in such amounts as management deems appropriate. LegalZoom may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares of common stock. The stock repurchase program, which has no fixed expiration date, does not obligate LegalZoom to acquire any particular amount of common stock and may be modified, suspended or terminated at any time at the discretion of LegalZoom’s Board of Directors.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Earnings Press Release of LegalZoom.com, Inc. dated February 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: February 19, 2026	By:	/s/ Noel Watson
Noel Watson
Chief Financial Officer

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